Exhibit 10.30

                   CyBerBroker & Wall Street Strategies Corp.
                              Order Flow Agreement


THIS AGREEMENT (the "Agreement"), dated this 28th day of April 2000, is entered into by and between CyBerBroker, Inc., a Texas Corporation ("CyBerBroker"), with its principal place of business located at 115 Wild Basin Rd., Austin, Texas, 78746 and Wall Street Strategies Corp., a Nevada Corporation ("Referrer"), with its principal place of business located at 130 William Street, Suite 401, New York, NY 10038 (collectively, the "Parties").

                                    RECITALS

         WHEREAS, Referrer desires to refer Prospective Customers (as herein defined) to CyBerBroker for the purpose of evaluation and qualification by CyBerBroker with the intent of CyBerBroker accepting them as Referred Customers (as herein defined);

         WHEREAS, CyBerBroker desires Referrer to refer Prospective Customers to CyBerBroker;

         NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows:


                                    AGREEMENT

1.       Definitions.  For the purposes of this Agreement;

         a. "Clearing Month" shall mean the period commencing [***] business days before the [***] business day of any calendar month, and [***] on the [***] business day before the [***] business day of the next calendar month.

         b. "Order" shall mean any request to buy or sell securities made by a Referred Customer for said Referred Customer's own account, which is determined to be a bona fide order and forwarded to the appropriate exchange for execution and shall specifically not include the separation or splitting of any larger order for direction to different market participants.

         c. "Prospective Customer"   shall  mean prospective online customers of
CyBerBroker referred to CyBerBroker by Referrer.

         d.  "Referred  Customer"  shall mean a  Prospective  Customer  that, in
CyBerBroker's   sole   judgment,    has   satisfied   its   prevailing   account

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pre-qualification  requirements as those requirements may be modified or amended by CyBerBroker from time-to-time.

2. Order Flow Fee. In consideration for Referrer referring Referred Customers to CyBerBroker, CyBerBroker shall pay to Referrer [***] per Order placed by Referred Customer through CyBerBroker in each Clearing Month ("Order Flow Fee"). The Order Flow Fee shall [***]. The parties further agree that these fees shall not constitute the payment or splitting of any commission, concession, or other sales-related compensation by CyBerBroker to Referrer, nor shall Referrer assert any claim to the commission, concessions or other sales-related compensation paid by customers or third parties to the broker-dealer. At no time shall Referrer make any recommendations or otherwise provide advice or assistance to any customer beyond transmitting orders placed by Referrer's subscribers. Further, at no time shall Referrer solicit orders for securities, facilitate the solicitation of orders for securities, give advice or promulgate analyses or reports on the value of securities and/or the advisability of investing in securities. CyBerBroker represents that the Order Flow Payment and terms offered to Referrer are and will continue to be at least as beneficial to Referrer as offered or paid to any other party. If CyBerBroker offers additional payments, incentives, or other special terms to other parties, Referrer shall be entitled to participate in and receive notice of the same no later than CyBerBroker's other customers.

3. Payment. CyBerBroker shall pay Referrer by check to the Referrer's address listed in this Agreement, within [***] of any Clearing Month, or within [***] after receipt of the applicable monthly clearing report from CyBerBroker's clearing firm, [***]. Each Order Flow Fee payment shall be accompanied by a commercially reasonable report detailing orders placed by Referred Customers within the applicable period. CyBerBroker shall pay Referrer Order Flow Fees from Referred Customers so long as Referred Customer remains a customer of CyBerBroker, or until [***] as set forth below, whichever occurs first. The payments of Order Flow Fees will cease to accrue at the date when a Referred Customer ceases to be a customer of CyBerBroker [***].

4. Non-Solicitation. Prospective Customers becoming Referred Customers of CyBerBroker under this Agreement shall solely be the customers of CyBerBroker for securities brokerage purposes. Referrer shall not knowingly, either solely or in concert with other parties, market to said Referred Customers for the purpose of inducing them to terminate their brokerage relationship with CyBerBroker. This provision shall survive the termination of the Agreement for one calendar year from the date of termination.

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5. Term;  Termination.  The term of this Agreement  shall commence upon the date first set forth above for a period of 12 months, renewable by written agreement of the Parties. Notwithstanding, either party may terminate the Agreement for material breach of the provisions hereof by the other party upon 30 days' written notice and either party may terminate the Agreement without cause of the provisions hereof upon 60 days' written notice.

6. Confidentiality. Each party will regard and preserve as confidential all information related to the business of the other, its parent company and its subsidiaries and affiliated companies and its or their clients that may be obtained from any source as a result of this Agreement. Neither party will, without first obtaining the other's prior written consent, disclose to any person, firm or enterprise, or use for its benefit, any such information including information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, developments or related information of the disclosing party, its parent company and its subsidiaries, affiliated companies or its or their clients concerning past, present or future business activities of said entities. The aforesaid shall not include information that (i) becomes generally available to the public other than as a result of disclosure by the recipient or anyone to whom it transmits the information, (ii) was available to the recipient on a non-confidential basis prior to the disclosure to it by the disclosing party, (iii) becomes available to the recipient on a non-confidential basis from a source other than the disclosing party who is not bound by a confidentiality agreement with the disclosing party, (iv) was known to the recipient or in its possession prior to the date of disclosure by the disclosing party, (v) is independently developed by the recipient without reference to the confidential information provided by the other party, or (vi) if required to be disclosed by legal process or law, provided that the receiving party will give written notice to the disclosing party immediately upon learning of such requirement so that the disclosing party may seek a protective order or other appropriate remedy or may waive compliance with the terms of this Agreement. For purposes of this provision, the existence of this Agreement and terms thereof are not confidential information.

7. Notices. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing to the following addresses and shall be deemed to have been duly given
(i) on the date of delivery if delivered by hand or by confirmed facsimile; (ii) upon the seventh (7th) day after such notice is deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, or (iii) upon the date of the courier's verification of delivery at the specified address if sent by a nationally recognized overnight express courier.


         If to Referrer:
                  Wall Street Strategies Corp.
                  130 William Street, Ste 401
                  New York, NY 10038

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         With a Copy to:

                  --------------------------

                  --------------------------

                  --------------------------
                  Attention:
                            ----------------





         If to CyBerBroker:
                  CyBerBroker, Inc.
                  115 Wild Basin Rd, Suite 300
                  Austin, Texas  78746
                  Attention: Mark Stryker

         With a Copy to:
                  Jenkens & Gilchrist, P.C.
                  600 N. Congress Avenue, Suite 2200
                  Austin, Texas  78701
                  Attention: Kathryn Lindauer

8. Indemnity. Each party (the "Indemnitor") agrees to indemnify, defend and hold harmless the other, its officers, directors, employees, agents, and affiliates (the "Indemnitee") from and against all expenses, costs, damages, direct, consequential, and/or incidental in nature (including reasonable legal fees and expenses), as well as any claims, demands, proceedings, suits and actions, and all liabilities resulting from, in connection with, or arising out of the Indemnitor's breach of any term of this Agreement; provided that (a) the Indemnitor is promptly notified in writing of such claim or suit, (b) the Indemnitor shall have the sole control of the defense and/or settlement thereof,
(c) the Indemnitee furnishes to the Indemnitor, on request, information available to the Indemnitee for such defense, and (d) the Indemnitee cooperates in any defense and/or settlement thereof, so long as the Indemnitor pays all of the Indemnitee's reasonable out-of-pocket expenses and attorneys' fees. The
Indemnitee shall not admit any such claim without prior consent of the Indemnitor.

9. Limitations of Liability and Exclusions of Damage. NEITHER PARTY SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, OR DAMAGES BASED ON LOST PROFITS, BUSINESS OPPORTUNITIES OR GOODWILL, EVEN IF SUCH PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING, EXCEPT WITH RESPECT TO LIABILITY WHICH IS BY LAW INCAPABLE OF EXCLUSION. IN THE EVENT OF AN UNCURED MATERIAL BREACH BY EITHER PARTY, THE OTHER PARTY'S LIABILITY (WHETHER BASED ON

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AN ACTION OR CLAIM IN CONTRACT, TORT OR OTHERWISE) TO THE CLAIMING PARTY WILL BE
LIMITED TO THE LESSER OF THE AMOUNT ACTUALLY PAID HEREUNDER BY THE CLAIMING PARTY OR $500,000.

10. Governing Law. This Agreement shall be governed by the laws of the State of Texas, excluding choice of law and conflicts of law principles which direct the application of the laws of a different state.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original.

12. Waiver. No waiver of any of the terms of this Agreement will be effective unless set forth in writing signed by the party against whom it is sought to be enforced. No waiver of any provision of this Agreement shall constitute a waiver of any of further breach of that provision or of any other provision of this Agreement.

13. Severability. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provisions of this Agreement shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.

14. Headings. The headings and titles to the Sections of this Agreement are inserted for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

15.   Complete   Agreement.   This  Agreement   contains  all  the   agreements,
understandings, representations, conditions, warranties and covenants, and constitutes the sole and entire Agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior communications or


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agreements,  written  or oral.  This  Agreement  may not be  modified  except by written instrument signed by each party.

         IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute the Agreement to be effective as of the date first set forth above.



CyBerBroker, Inc.                               Wall Street Strategies

/S/ Mark K. Stryker                             /S/ Shawn D. Baldwin
-----------------------------------             --------------------------------
By:  Mark K. Stryker                            By: Shawn D. Baldwin
Title: CEO                                      Title: COO


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